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                                                                   EXHIBIT 10.16

                               [CHASE LETTERHEAD]

                            Dated as of July 23, 1999



Craftmade International, Inc.
650 S. Royal Lane, Suite 100
Coppell, Texas 75019

Attn: Jim Ridings and Ken Cancienne

Re: SWAP TRANSACTION (OUR REFERENCE NO. 1296)

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date below (the "Swap Transaction"). It constitutes a "Confirmation" as referred to in the Master Agreement described below.

The definitions and provisions contained in the 1991 ISDA Definitions as supplemented by the 1998 Supplement (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into this Swap Transaction and to perform its obligations hereunder and (ii) the person executing this Confirmation is duly authorized to execute and deliver it.

1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of June 17, 1999, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:                   See attached Schedule

Trade Date:                        July 23, 1999

Effective Date:                    July 26, 1999

Termination Date:                  December 26, 2003, subject to adjustment in
                                   accordance with the Modified Following
                                   Business Day Convention.

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
FIXED AMOUNTS

Fixed Rate Payer:                  Chase Bank of Texas, National Association
                                   ("CBT")

Fixed Rate Payer Payment Dates:    Each 26th day of each month of each year,
                                   commencing August 26, 1999 to and including
                                   the Termination Date, subject to adjustment
                                   in accordance with the Modified Following
                                   Business Day Convention.

Fixed Rate:                        8.125 percent

Fixed Rate Day Count Fraction:     Actual/360


FLOATING AMOUNTS

Floating Rate Payer:               Craftmade International, Inc.
                                   ("Counterparty")

Floating Rate Payer Payment Dates: Same as the Fixed Rate Payer Payment Dates

Floating Rate for Initial
Calculation Period:                7.60625 percent (LIBOR 5.17625 percent plus
                                   2.43 percent spread)

Floating Rate Option:              USD-LIBOR-BBA

Spread:                            2.43 percent

Designated Maturity:               One month

Floating Rate Day Count Fraction:  Actual/360

Reset Dates:                       The first day of each Calculation Period

Compounding:                       Inapplicable

Business Days:                     New York Business Days and London Business
                                   Days

Calculation Agent:                 CBT


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
Payments to CBT:                   Chase Bank of Texas - Houston ABA No.
                                   113-000-609 Capital Markets Dept. - Rate
                                   Swaps CR Acct. No. 00100381608 Attn: Tony
                                   Reyes

Payments to Counterparty:          (Please advise)



Governing Law:                     The laws of the State of Texas


Each party has entered into this Swap Transaction solely in reliance on its own judgment. Neither party has any fiduciary obligation to the other party relating to this Swap Transaction. In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Swap Transaction, any subsequent actions relating to this Swap Transaction or any other matters relating to this Swap Transaction. Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such persons to the other party relating to this Swap Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

THE AGREEMENT AND THIS WRITTEN CONFIRMATION REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within five (5) Business Days by returning via facsimile an executed copy of this Confirmation to the attention of JIM SHIELDS (facsimile no. (713) 216-4919; telephone no. (713) 216-5482.)


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Chase Bank of Texas is pleased to have concluded this transaction with you.

                                       Very truly yours,

                                      CHASE BANK OF TEXAS,
                                      NATIONAL ASSOCIATION



                                       By: /s/ Steve Shipley
                                          ---------------------------
                                           Steve Shipley
                                           Vice President




Accepted and confirmed as
of the date first written:

CRAFTMADE INTERNATIONAL, LTD.



By: /s/ James R. Ridings
   -------------------------------
   Name:  James R. Ridings
   Title:  CEO





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                          CRAFTMADE INTERNATIONAL, LTD.
                        AMORTIZATION SCHEDULE/SWAP #1284

 Calculation Period                CALCULATION               NOTIONAL AMOUNT
    Start date                   Period End Date             ---------------
    ----------                   ---------------
     7/26/99                        8/26/99                    $5,401,693
     8/26/99                        9/27/99                    $5,337,987
     9/27/99                       10/26/99                    $5,273,850
    10/26/99                       11/26/99                    $5,209,278
    11/26/99                       12/27/99                    $5,144,269
    12/27/99                        1/26/00                    $5,078,820
     1/26/00                        2/28/00                    $4,512,928
     2/28/00                        3/27/00                    $4,443,204
     3/27/00                        4/26/00                    $4,373,009
     4/26/00                        5/26/00                    $4,302,337
     5/26/00                        6/26/00                    $4,231,188
     6/26/00                        7/26/00                    $4,159,557
     7/26/00                        8/28/00                    $4,087,440
     8/28/00                        9/26/00                    $4,014,836
     9/26/00                       10/26/00                    $3,941,739
    10/26/00                       11/27/00                    $3,868,148
    11/27/00                       12/26/00                    $3,794,059
    12/26/00                        1/26/01                    $3,719,468
     1/26/01                        2/26/01                    $3,344,372
     2/26/01                        3/26/01                    $3,266,736
     3/26/01                        4/26/01                    $3,188,574
     4/26/01                        5/29/01                    $3,109,884
     5/29/01                        6/26/01                    $3,030,660
     6/26/01                        7/26/01                    $2,950,900
     7/26/01                        8/27/01                    $2,870,600
     8/27/01                        9/26/01                    $2,789,757
     9/26/01                       10/26/01                    $2,708,366
    10/26/01                       11/26/01                    $2,626,424
    11/26/01                       12/26/01                    $2,543,927
    12/26/01                        1/28/02                    $2,460,871
     1/28/02                        2/26/02                    $2,177,253
     2/26/02                        3/26/02                    $2,091,715
     3/26/02                        4/26/02                    $2,005,598
     4/26/02                        5/28/02                    $1,918,897
     5/28/02                        6/26/02                    $1,831,610
     6/26/02                        7/26/02                    $1,743,731
     7/26/02                        8/26/02                    $1,655,258
     8/26/02                        9/26/02                    $1,566,185
     9/26/02                       10/28/02                    $1,476,510
    10/28/02                       11/26/02                    $1,386,227
    11/26/02                       12/26/02                    $1,295,333
    12/26/02                        1/27/03                    $1,203,823
     1/27/03                        2/26/03                    $1,011,694
     2/26/03                        3/26/03                    $  918,264


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
     3/26/03                        4/28/03                     $824,202
     4/28/03                        5/27/03                     $729,502
     5/27/03                        6/26/03                     $634,162
     6/26/03                        7/28/03                     $538,175
     7/28/03                        8/26/03                     $441,539
     8/26/03                        9/26/03                     $344,249
     9/26/03                       10/27/03                     $246,300
    10/27/03                       11/26/03                     $147,687
    11/26/03                       12/26/03                     $ 48,407


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